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                                                                                                                         EXHIBIT 4.1

                                                           [LOGO]
  NUMBER                                                                                                              SHARES

STK______                                                                                                             _______
                                                           SIMTEK


INCORPORATED UNDER THE LAWS                                                                                        SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                                                                        CERTAIN DEFINITIONS

                                                                                                                  CUSIP 829204 30 4
              THIS CERTIFIES THAT


              is the record holder of


                       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE OF

=====================================================SIMTEK CORPORATION=============================================================


transferable only on the books of the Corporation by the holder hereof in person or by an attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar of the
Corporation.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:_____________

                                                            [SEAL]

               /s/ Brian Alleman                                                              /s/ Harold Blomquist
                   SECRETARY                                                                  CHAIRMAN OF THE BOARD




                                                                                          COUNTERSIGNED AND REGISTERED.
                                                                                          CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                                                    (JERSEY CITY, N.J.)

                                                                                                                      TRANSFER AGENT
                                                                                                                      AND REGISTRAR

                                                                                          By
                                                                                                      AUTHORIZED OFFICER

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     The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and the variations in the relative rights and preferences between the shares of each series of preferred stock authorized to be issued, to the extent that such rights and preferences have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

     ______________________________________________________________________________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in fullaccording to applicable laws or regulations.

     TEN COM  - as tenants in common                 UNIF GIFT MIN ACT-..........Custodian..........
     TEN ENT  - as tenants by the entireties                              (Cust)            (Minor)
     JT TEN   - as joint tenants with right of                           under Uniform Gifts to Minors
                 survivorship and not as tenants                                    Act..........
                 in common                                                               State
     COM PROP - as community property
                                                     UNIF GIFT MIN ACT-..........Custodian..........
                                                                          (Cust)            (Minor)
                                                                       (until age _______) under Uniform
                                                                       Transfers to Minors Act..........
                                                                                               State

             Additional abbreviations may also be used though not in the above list.

     ______________________________________________________________________________________________

For Value Received,______________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|


_______________________________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________________________

________________________________________________________________________________________________________

                                                                                                  Shares
__________________________________________________________________________________________________
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated:____________________________________


                                                   _______________________________________________________
                                       NOTICE:     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                                   THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                   IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                                   OR ANY CHANGE WHATSOEVER.
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